UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Securities Exchange Act of 1934
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Soliciting Material Pursuant to §240.14a-12

KINS TECHNOLOGY GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION,
DATED NOVEMBER 8, 2022
KINS TECHNOLOGY GROUP INC.
Four Palo Alto Square, Suite 200
3000 El Camino Real
Palo Alto, CA 94306
PROXY STATEMENT FOR SPECIAL MEETING
OF STOCKHOLDERS OF
KINS TECHNOLOGY GROUP INC.
Dear Stockholders of KINS Technology Group Inc.:
You are cordially invited to attend the special meeting of stockholders of KINS Technology Group Inc., a Delaware corporation (“Company,” “we,” “us” or “our”) to be held on           , 2022 at           , Pacific Time, virtually via the Internet. The special meeting will be conducted virtually via live webcast. You will not be able to attend the meeting in person. You will be able to attend the special meeting online, vote, view the list of stockholders entitled to vote at the special meeting and submit your questions during the special meeting by visiting https://www.cstproxy.com/kinstechnologygroupinc/sm2022.
Even if you are planning on attending the special meeting online, please promptly submit your proxy vote over the Internet by accessing the Internet website specified in the accompanying proxy card or voting instruction form and following the instructions provided to you, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the special meeting. It is strongly recommended that you complete and return your proxy card before the special meeting date to ensure that your shares will be represented at the special meeting if you are unable to attend. Instructions on how to vote your shares are on the proxy materials you received for the special meeting.
At the special meeting, you will be asked to consider and vote upon the following proposals to:
(a)   amend the Company’s second amended and restated certificate of incorporation (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to (A) extend the date by which the Company must (1) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, which we refer to as our initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on December 17, 2020 (the “IPO”), from December 16, 2022 to June 15, 2023 (the “Charter Extension” and such date, the “Extended Date”), and (B) allow the Company to redeem shares of Class A Common Stock in connection with the amendment to the Charter to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (collectively, the “Amendment”, and such proposal, the “Amendment Proposal”);
(b)   amend the Investment Management Trust Agreement, dated December 14, 2020, as amended by Amendment No. 1 to Investment Management Trust Agreement dated June 10, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to extend the date on which Continental must liquidate the trust account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from December 16, 2022 to the Extended Date (the “Trust Extension” and together with the Charter Extension, the “Extensions”; and such proposal, the “Trust Extension Proposal”); and
(c)   approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposal and/or the Trust Extension Proposal (the “Adjournment Proposal”).

Each of the Amendment Proposal and the Trust Extension Proposal is cross-conditioned on the approval of each other. Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.
The purpose of the Extensions is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”).
On September 25, 2022, we entered into an Agreement and Plan of Merger (the “Merger Agreement”), with KINS Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), Inpixon, a Nevada corporation, and CXApp Holding Corp., a Delaware corporation (“CXApp”), pursuant to which, among other things, (i) Merger Sub will merge with and into CXApp, the separate corporate existence of Merger Sub will cease and CXApp will be the surviving corporation and a wholly owned subsidiary of the Company and (ii) the Company will change its name to CXApp Inc. On September 25, 2022, the Company also entered into ancillary agreements in connection with the execution of the Merger Agreement, including (i) the Separation and Distribution Agreement, by and among the Company, Inpixon, CXApp and Design Reactor, Inc., a California corporation (“Design Reactor”), which, among other things, sets forth the principal actions to be taken in connection with Inpixon’s internal reorganization in order to effect the separation and transfer of its (direct or indirect) ownership of Inpixon’s Enterprise Apps Business to CXApp and (ii) the Sponsor Support Agreement, by and among the Company, Inpixon, CXApp and KINS Capital LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which, among other things, the Sponsor agreed to vote any Company securities held by it to approve the Merger Agreement. For more information about the Merger Agreement and the related transaction documents, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on September 25, 2022 and the proxy statement/prospectus included in the Form S-4 initially filed with the SEC on October 19, 2022, as it may be amended or supplemented from time to time.
While we are using our best efforts to complete the business combination on or before December 16, 2022, our board of directors (the “Board”) believes that it is in the best interests of the Company stockholders that the Extensions be obtained so that, in the event the business combination is for any reason not able to be consummated before that date, the Company will have additional time to consummate the business combination. Without the Extensions, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the business combination on or before December 16, 2022. If that were to occur, we would be precluded from completing the business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the business combination. Therefore, the Board has determined that it is in the best interests of the Company to seek the Extensions in order for our stockholders to have the opportunity to participate in our future investment.
The Sponsor has agreed that, if the Amendment Proposal is approved, the Sponsor will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) $      for each share of Class A Common Stock that is not redeemed in connection with the stockholder vote to approve the Extensions, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the stockholder meeting held in connection with the stockholder vote to approve the Merger Agreement, and (ii) the date that $            has been loaned. Each Contribution will be deposited in the Trust Account within three business days of the beginning of the extended period which such Contribution is for. Accordingly, if the Amendment Proposal is approved and the Extensions are completed, and the Sponsor makes Contributions totaling the full $            , the conversion amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $      per share, in comparison to the current conversion amount of approximately $10.10 per share. The Sponsor will not make any Contribution unless the Amendment Proposal is approved and the Extensions are completed. Up to $            of the loans may be settled in whole warrants to purchase shares of Class A Common Stock. The Contribution(s) will not bear any interest, and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The Company’s board of directors will have the sole discretion whether to continue extending for additional months until $            has been loaned, and if the board determines not to continue extending for additional months, the Sponsor’s obligation to make additional Contributions will terminate. If this occurs, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the Charter.
If the Extensions are approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the business combination), we intend to complete the business combination as soon as possible and in any event on or before the Extended Date.
In connection with the Amendment, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposal or if they vote at all. If the Extensions are approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their shares of Class A Common Stock upon consummation of our initial business combination when it is submitted to a vote of the stockholders, subject to any limitations set forth in the Charter, as amended. In addition, public stockholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.
Based upon the amount held in the Trust Account as of June 30, 2022, which was $9,528,176, and estimated interest income and taxes post-June 30, 2022, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.10 at the time of the special meeting. The closing price of a share of Class A Common Stock on November 7, 2022 was $10.09. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
As of the date of this proxy statement and in connection with our previous extension in June 2022, approximately 26,661,910, or 96.6%, of the 27,600,000 shares of Class A Common Stock included in the units sold in the IPO have been tendered for redemption and redeemed. All demands for redemption made in connection with the shareholder votes to extend the date by which the Company must complete an initial business combination have been completed, and such shares have been redeemed.
Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)   (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and
(ii)   prior to 5:00 p.m., Eastern Time, on           , 2022 (two business days prior to the vote at the special meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.
Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Amendment Proposal and/or the Trust Extension Proposal.
If the Extensions are not approved and we do not consummate an initial business combination by December 16, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Company’s board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by December 16, 2022.
Approval of each of the Amendment Proposal and Trust Extension Proposal requires the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company (“Founder Shares” or “Class B Common Stock and, together with the Class A Common Stock, the “Common Stock”), entitled to vote thereon at the special meeting, voting together as a single class.
Approval of the Adjournment Proposal requires the affirmative vote of at least the majority of the votes cast by the stockholders present virtually or represented by proxy and entitled to vote on the matter at the special meeting, voting as a single class.
The Company’s board of directors has fixed the close of business on             , 2022 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on such date are entitled to have their votes counted at the special meeting or any adjournment thereof.
You are not being asked to vote on an initial business combination at this time. If you are a public stockholder, you will have the right to vote on an initial business combination (and to exercise your redemption rights, if you so choose) when it is submitted to the Company’s stockholders for approval.
After careful consideration of all relevant factors, the Company’s board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” each of the Amendment Proposal, the Trust Extension Proposal and the Adjournment Proposal.
All of our stockholders are cordially invited to virtually attend the special meeting. To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If you are a stockholder of record holding shares of common stock, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to virtually attend the special meeting and vote online, you must obtain a legal proxy from your broker, bank or other nominee that holds your shares and e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the special meeting. Beneficial owners who wish to attend the special meeting should contact Continental no later than                 , 2022 to obtain this information.
A stockholder’s failure to vote by proxy or to vote in person online at the special meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” each of the Amendment Proposal and Trust Extension Proposal but no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the effect of a vote “AGAINST” each of the Amendment Proposal and Trust Extension Proposal but no effect on the Adjournment Proposal.
Your vote is important regardless of the number of shares you own. Whether you plan to virtually attend the special meeting or not, please sign, date and return your proxy card as soon as possible. If you are a stockholder of record, you may also cast your vote online at the special meeting by virtually attending. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online by virtually attending the special meeting if you timely obtain a proxy from your brokerage firm or bank and follow the instructions detailed herein.
On behalf of our board of directors, we would like to thank you for your support of KINS Technology Group Inc.
                 , 2022
By Order of the Board,
Khurram Sheikh

Chairman, Chief Executive Officer and Chief Financial Officer
If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted in favor of each of the proposals.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD SHARES OF CLASS A COMMON STOCK AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
This proxy statement is dated           , 2022 and is first being mailed to our stockholders on or about           , 2022.

KINS TECHNOLOGY GROUP INC.
Four Palo Alto Square, Suite 200
3000 El Camino Real
Palo Alto, CA 94306
PROXY STATEMENT FOR SPECIAL MEETING
OF STOCKHOLDERS OF
KINS TECHNOLOGY GROUP INC.
Dear Stockholders of KINS Technology Group Inc.:
NOTICE IS HEREBY GIVEN that a special meeting (the “special meeting”) of stockholders of KINS Technology Group Inc., a Delaware corporation (“Company,” “we,” “us” or “our”) will be held on           , 2022 at           , Pacific Time, virtually via the Internet. The special meeting will be conducted virtually via live webcast. You will not be able to attend the meeting in person. You will be able to attend the special meeting online, vote, view the list of stockholders entitled to vote at the special meeting and submit your questions during the special meeting by visiting https://www.cstproxy.com/kinstechnologygroupinc/sm2022.
You are cordially invited to attend the meeting.
At the special meeting, you will be asked to consider and vote on proposals to:
1.
Proposal No. 1 — The Amendment Proposal — amend the Company’s second amended and restated certificate of incorporation (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to (A) extend the date by which the Company must (1) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, which we refer to as our initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on December 17, 2020 (the “IPO”), from December 16, 2022 to June 15, 2023 (the “Charter Extension” and such date, the “Extended Date”), and (B) allow the Company to redeem shares of Class A Common Stock in connection with the amendment to the Charter to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (collectively, the “Amendment”, and such proposal, the “Amendment Proposal”);

2.
Proposal No. 2 — The Trust Extension Proposal — amend the Investment Management Trust Agreement, dated December 14, 2020, as amended by Amendment No. 1 to Investment Management Trust Agreement dated June 10, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to extend the date on which Continental must liquidate the trust account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from December 16, 2022 to the Extended Date (the “Trust Extension” and together with the Charter Extension, the “Extensions”; and such proposal, the “Trust Extension Proposal”); and

3.
Proposal No. 3 — The Adjournment Proposal — approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposal and/or the Trust Extension Proposal (the “Adjournment Proposal”).

Each of the Amendment Proposal and the Trust Extension Proposal is cross-conditioned on the approval of each other. The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

The purpose of the Extensions is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”). On September 25, 2022, we entered into an Agreement and Plan of Merger (the “Merger Agreement”), with KINS Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), Inpixon, a Nevada corporation and CXApp Holding Corp., a Delaware corporation (“CXApp”), pursuant to which, among other things, (i) Merger Sub will merge with and into CXApp, the separate corporate existence of Merger Sub will cease and CXApp will be the surviving corporation and a wholly owned subsidiary of the Company and (ii) the Company will change its name to CXApp Inc. On September 25, 2022, the Company also entered into ancillary agreements in connection with the execution of the Merger Agreement, including (i) the Separation and Distribution Agreement, by and among the Company, Inpixon, CXApp and Design Reactor, Inc., a California corporation (“Design Reactor”), which, among other things, sets forth the principal actions to be taken in connection with Inpixon’s internal reorganization in order to effect the separation and transfer of its (direct or indirect) ownership of Inpixon’s Enterprise Apps Business to CXApp and (ii) the Sponsor Support Agreement, by and among the Company, Inpixon, CXApp and KINS Capital LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which, among other things, the Sponsor agreed to vote any Company securities held by it to approve the Merger Agreement. For more information about the Merger Agreement and the related transaction documents, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on September 25, 2022 and the proxy statement/prospectus included in the Form S-4 filed with the SEC on October 19, 2022, as it may be amended or supplemented from time to time.
While we are using our best efforts to complete the business combination on or before December 16, 2022, our board of directors (the “Board”) believes that it is in the best interests of the Company stockholders that the Extensions be obtained so that, in the event the business combination is for any reason not able to be consummated before that date, the Company will have additional time to consummate the business combination. Without the Extensions, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the business combination on or before December 16, 2022. If that were to occur, we would be precluded from completing the business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the business combination. Therefore, the Board has determined that it is in the best interests of the Company to seek the Extensions in order for our stockholders to have the opportunity to participate in our future investment.
If the Extensions are approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the business combination), we intend to complete the business combination as soon as possible and in any event on or before the Extended Date. Approval of each of the Amendment Proposal and Trust Extension Proposal is a condition to the implementation of the Extensions.
Approval of each of the Amendment Proposal and Trust Extension Proposal requires the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company (“Founder Shares” or “Class B Common Stock and, together with the Class A Common Stock, the “Common Stock”), entitled to vote thereon at the special meeting, voting together as a single class.
Approval of the Adjournment Proposal requires the affirmative vote of at least the majority of the votes cast by the stockholders present virtually or represented by proxy and entitled to vote on the matter at the special meeting, voting as a single class.
In connection with the Amendment, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposal or if they vote at all. If the Extensions are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares upon consummation of our initial business combination when it is submitted to a vote of the stockholders, subject to any limitations set forth in the Charter, as amended. In addition, public stockholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)   (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and
(ii)   prior to 5:00 p.m., Eastern Time, on           , 2022 (two business days prior to the vote at the special meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.
Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Amendment Proposal and/or the Trust Extension Proposal.
If the Extensions are not approved and we do not complete an initial business combination by December 16, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Company’s board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law.
The Company’s sponsor is KINS Capital LLC, a Delaware limited liability company (the “Sponsor”). The Sponsor and the Company’s officers and directors have entered into a letter agreement with the Company, pursuant to which they agreed to waive their rights to participate in any liquidation distribution with respect to the Founder Shares and the shares of Class A Common Stock underlying the warrants that the Sponsor purchased pursuant to a private placement in connection with the IPO. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by December 16, 2022.
If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by any third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share and (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. The per-share liquidation price for the public shares is anticipated to be approximately $10.10 (based on the amount held in the Trust Account as of June 30, 2022 and estimated interest income and taxes post-June 30, 2022). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.10 due to unforeseen claims of potential creditors.
The Sponsor has agreed that, if the Amendment Proposal is approved, the Sponsor will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) $      for each share of Class A Common Stock that is not redeemed in connection with the stockholder vote to approve the Extensions, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the stockholder meeting held in connection with the stockholder vote to approve the Merger Agreement, and (ii) the date that $            has been loaned. Accordingly, if the Amendment Proposal is approved and the Extensions are completed, and the Sponsor makes Contributions totaling the full $           , the conversion amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $      per share, in comparison to the current conversion amount of approximately $10.10 per share.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company rather than an operating company, and our operations have been limited to searching for prospective target businesses for an initial business combination, the only likely claims to arise would be from our service providers or prospective target businesses.
If the Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if each of the proposals for the Extensions are approved.
The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $9,528,176 that was in the Trust Account as of June 30, 2022. In such event, the Company may need to obtain additional funds to complete its initial business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
The record date for the special meeting is            , 2022. Record holders of Common Stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, 7,838,000 shares of Common Stock were issued and outstanding, including 938,000 shares of Class A Common Stock (that were initially sold as part of the IPO) and 6,900,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.
Your attention is directed to the proxy statement accompanying this notice for a more complete description of each of the proposals. We urge you to read the accompanying proxy statement carefully. If you have any questions or need assistance voting your shares of the Company’s common stock, please contact

Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing KINZ.info@investor.morrowsodali.com.
By Order of the Board, Khurram Sheikh Chairman, Chief Executive Officer and Chief Financial Officer
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on           , 2022: This notice of meeting and the accompanying proxy statement are available at                 .

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to the Company’s initial business combination and any other statements relating to future results, strategy and plans of the Company (including statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, “targets”, “projects”, “contemplates”, “predicts”, “potential”, “continue”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might”, “will” or “will be taken”, “occur” or “be achieved”).
Forward-looking statements are based on the opinions and estimates of management of the KINS Technology Group Inc., a Delaware corporation (“Company,” “we,” “us” or “our”) as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:
•
the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure to close our initial business combination, whether with the target or another company;

•
the amount of redemptions by our public stockholders;

•
the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals, industry trends, legislation or regulatory requirements and developments in the global economy as well as the public health crisis related to the coronavirus (COVID-19) pandemic and resulting significant negative effects to the global economy;

•
disrupted global supply chains and significant volatility and disruption of financial markets;

•
increased expenses associated with being a public company;

•
our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•
our potential ability to obtain additional financing, if needed, to complete our initial business combination;

•
our pool of prospective target businesses;

•
the ability of our officers and directors to generate a number of potential investment opportunities;

•
our public securities’ potential liquidity and trading;

•
the use of proceeds not held in our trust account or available to us from interest income on the trust account balance; and

•
our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”), including but not limited to the Company’s annual report on Form 10-K for the year ended December 31, 2021, including those factors described under the heading “Risk Factors” therein, the Company’s joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-267938) filed with the SEC on October 19, 2022 and subsequent quarterly reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.
Why am I receiving this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting to be held virtually on                 , 2022, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.
The Company is a blank check company incorporated on July 20, 2020 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. On December 17, 2020, the Company completed its initial public offering (“IPO”) from which it derived gross proceeds of $276,000,000. Simultaneously with the closing of the IPO, a total of $278,760,000, comprised of the proceeds from the IPO and a portion of the proceeds of the sale of the Private Placement Warrants were placed in a U.S.-based trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company, a New York limited purpose trust company (“Continental”) acting as trustee. In June 2022, in connection with the stockholder vote to extend the date by which the Company must complete its initial business combination to December 16, 2022, certain stockholders elected to redeem an aggregate of 26,661,910 public shares, and in connection therewith, approximately $269,285,291 was paid out of the Trust Account.
Our charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by December 16, 2022.
On September 25, 2022, we entered into the Merger Agreement with Merger Sub, Inpixon and CXApp, pursuant to which, among other things, (i) Merger Sub will merge with and into CXApp, the separate corporate existence of Merger Sub will cease and CXApp will be the surviving corporation and a wholly owned subsidiary of the Company and (ii) the Company will change its name to CXApp Inc. On September 25, 2022, the Company also entered into ancillary agreements in connection with the execution of the Merger Agreement, including (i) the Separation and Distribution Agreement, by and among the Company, Inpixon, CXApp and Design Reactor, which, among other things, sets forth the principal actions to be taken in connection with Inpixon’s internal reorganization in order to effect the separation and transfer of its (direct or indirect) ownership of Inpixon’s Enterprise Apps Business to CXApp and (ii) the Sponsor Support Agreement, by and among the Company, Inpixon, CXApp and the Sponsor, pursuant to which, among other things, the Sponsor agreed to vote any Company securities held by it to approve the Merger Agreement. For more information about the Merger Agreement and the related transaction documents, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on September 25, 2022 and the proxy statement/prospectus included in the Form S-4 filed with the SEC on October 19, 2022, as it may be amended or supplemented from time to time. The Board currently believes that there will not be sufficient time before December 16, 2022 to complete an initial business combination and that it would be in the best interests of the Company and its stockholders to seek the Extensions.
What is being voted on?
You are being asked to vote on the following proposals:
1.
amend the Company’s second amended and restated certificate of incorporation (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A to (A) extend the date by which the Company must (1) consummate an initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the shares of Class A common stock included as part of the units sold in the IPO, from December 16, 2022 to June 15, 2023 (the “Charter Extension” and such date, the

“Extended Date”), and (B) allow the Company to redeem shares of Class A Common Stock in connection with the amendment to the Charter to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (collectively, the “Amendment”, and such proposal, the “Amendment Proposal”);
2.
amend the Investment Management Trust Agreement, dated December 14, 2020, as amended by Amendment No. 1 to Investment Management Trust Agreement dated June 10, 2022, (the “Trust Agreement”), by an between the Company and Continental, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B, to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from December 16, 2022 to the Extended Date (the “Trust Extension” and together with the Charter Extension, the “Extensions”; and such proposal, the “Trust Extension Proposal”); and

3.
approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposal and/or the Trust Extension Proposal (the “Adjournment Proposal”).

Each of the Amendment Proposal and the Trust Extension Proposal is cross-conditioned on the approval of each other. If the Amendment Proposal is not approved and the Company does not consummate an initial business combination by December 16, 2022, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.
You are not being asked to vote on a business combination at this time. If the Extensions are implemented and you do not elect to redeem your public shares in connection with the Extensions, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to the public stockholders and the right to redeem your public shares for cash from the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.
Can I attend the Annual Meeting?
We will be hosting the special meeting virtually via the Internet. You will not be able to attend the special meeting in person. You will be able to attend the special meeting online, vote, view the list of stockholders entitled to vote at the special meeting and submit your questions during the special meeting by visiting https://www.cstproxy.com/kinstechnologygroupinc/sm2022. The Company’s board of directors considers this to be the appropriate format for the special meeting. The special meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. The special meeting live webcast will begin promptly on                 , 2022 at                 Pacific Time. We encourage you to access the special meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the special meeting, and you should allow ample time for the check-in procedures.

Why should I vote to approve the Extensions?
Our board of directors believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extensions to extend the date by which the Company has to complete an initial business combination until the Extended Date. The Extensions would give the Company the opportunity to complete its initial business combination.
The Charter currently provides that if the Company does not complete an initial business combination by December 16, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Company’s board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law.
The Trust Agreement currently provides that if the Company does not use the proceeds of the Trust Account to complete an initial business combination by December 16, 2022, the Trust Account is to be liquidated and its proceeds are to be distributed to the Company’s public stockholders of record as of such date, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses).
We believe that the provisions of the Charter and Trust Agreement described in the preceding two paragraphs were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter and Trust Agreement. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that it will be an attractive investment for our stockholders, the Extensions are warranted.
While we have executed the Merger Agreement by and among the Company, Merger Sub, Inpixon and CXApp, our Board currently believes that there will not be sufficient time to complete a business combination by December 16, 2022. The sole purpose of the Charter Extension is to provide the Company with sufficient time to complete a business combination, which the Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we have entered into the Merger Agreement, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, our Board is proposing the Amendment Proposal to extend the Company’s corporate existence until the Extended Date.
In connection with the Amendment, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposal or if they vote at all.
Liquidation of the Trust Account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extensions are approved, the Company will have until the Extended Date to complete an initial business combination.
Our Board recommends that you vote in favor of each of the Amendment Proposal and Trust Extension Proposal, but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?
All of the Company’s directors, officers and their respective affiliates are expected to vote any shares of Common Stock (as defined below) over which they have voting control (including any public shares owned by them) in favor of each of the proposals.
The Company’s sponsor, KINS Capital LLC, a Delaware limited liability company (the “Sponsor”), is not entitled to redeem the shares of Class B common stock, par value $0.0001 per share, of the Company (“Founder Shares” or “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) it holds nor is it entitled to redeem the shares of Class A Common Stock underlying the warrants of the Company it purchased pursuant to a private placement in connection with the IPO (the “Private Placement Warrants”). The other holders of Founder Shares are also not entitled to redeem such shares they hold. See the section entitled “Beneficial Ownership of Securities” for additional information regarding the holders of Founder Shares and their respective ownership thereof.
The Sponsor and the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. None of the Company’s sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
What vote is required to approve the Amendment Proposal and the Trust Extension Proposal?
Approval of each of the Amendment Proposal and the Trust Extension Proposal requires the affirmative vote of at least 65% of the outstanding shares of Common Stock entitled to vote thereon at the special meeting, voting together as a single class.
What vote is required to approve the Adjournment Proposal?
Approval of the Adjournment Proposal requires the affirmative vote for the proposal by the holders of at least a majority of the shares of Common Stock who, being present in person online or represented by proxy at the special meeting and entitled to vote at the special meeting, vote at the special meeting, voting as a single class.
What if I want to vote against or don’t want to vote for any of the proposals?
If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote in person online at the special meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” each of the Amendment Proposal and Trust Extension Proposal but no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the effect of a vote “AGAINST” each of the Amendment Proposal and Trust Extension Proposal but no effect on the Adjournment Proposal.
Will you seek any further extensions to liquidate the Trust Account?
Other than the extension until the Extended Date as described in this proxy statement, we do not anticipate seeking any further extension to consummate an initial business combination.

What happens if the Amendment Proposal or the Trust Extension Proposal is not approved?
If either the Amendment Proposal or the Trust Extension Proposal is not approved and we do not consummate an initial business combination by December 16, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Company’s board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
The Sponsor and the Company’s officers and directors waived their rights to participate in any liquidation distribution with respect to any Founder Shares or shares underlying the Private Placement Warrants. In addition, there will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by December 16, 2022. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.
If the Extensions are approved, what happens next?
If the Extensions are approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date, either with the target or with another company.
Upon approval of each of the Amendment Proposal and Trust Extension Proposal by at least 65% of the Common Stock outstanding as of the record date, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Common Stock and public warrants will remain publicly traded.
If the Extensions are approved, any removal of any Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Common Stock held by the Sponsor through the Founder Shares.
If the Extensions are approved, an affiliate of the Sponsor will continue to receive payments from the Company of $20,000 per month for the provision of office space, utilities and secretarial and administrative support as may be reasonably required by the Company until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the terms of the Administrative Services Agreement entered into between the Company and such affiliate of the Sponsor on December 14, 2020 (the “Administrative Services Agreement”).
Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?
Yes. Assuming you are a stockholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination when it is submitted to stockholders. If you disagree with an initial business combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in our charter.
How do I change my vote?
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s Secretary prior to the date of the special meeting or by voting online by virtually attending the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy prior to the date of the special meeting by sending a notice of revocation to the Company at Four Palo Alto Square, Suite 200, 3000 El Camino Real, Palo Alto, CA 94306, Attn: Khurram Sheikh.
Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee then you are the beneficial owner of shares held in “street name” and you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee or you could vote your shares in person online at the special meeting. If your shares are held in street name, and you wish to attend and vote your shares at the special meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the special meeting. Beneficial owners who wish to attend the special meeting should contact Continental no later than                 , 2022 to obtain this information.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A stockholder’s failure to vote by proxy or to vote in person online at the special meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” each of the Amendment Proposal and Trust Extension Proposal but no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the effect of a vote “AGAINST” each of the Amendment Proposal and Trust Extension Proposal but no effect on the Adjournment Proposal.
If my shares are held in “street name,” will my broker automatically vote them for me?
If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.
Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Broker non-votes will be treated as a vote against each of the Amendment Proposal and Trust Extension Proposal and will have no effect on the Adjournment Proposal.
What is a quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the votes that could be cast by the holders of all outstanding shares of Common Stock entitled to vote at the meeting are represented by virtually attending the meeting or by proxy.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you virtually attend the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, at least a majority of the votes present at the special meeting may adjourn the special meeting to another date.
Who can vote at the special meeting?
Only holders of record of the Company’s common stock at the close of business on            , 2022 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 7,838,000 shares of Common Stock were outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental, then you are a stockholder of record. As a stockholder of record, you may vote online by virtually attending the special meeting or vote by proxy. Whether or not you plan to virtually attend the special meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares in person online at the special meeting unless you first request and obtain a valid proxy from your broker or other agent. You must then e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the special meeting. Beneficial owners who wish to attend the special meeting should contact Continental no later than                 , 2022 to obtain this information.
Does the board of directors recommend voting for the approval of the proposals?
Yes. After careful consideration of the terms and conditions of these proposals, the Company’s board of directors has determined that each of the proposals are in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” each of the proposals.
What interests do the Company’s directors and officers have in the approval of the proposals?
The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of Founder Shares, Private Placement Warrants that may become exercisable in the future, any loans by them to the Company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”
Do I have appraisal rights?
Stockholders do not have appraisal rights in connection with the Extensions under the DGCL.
What happens to the Company’s warrants if the Extensions are not approved?
If the Extensions are not approved and we do not consummate an initial business combination by December 16, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Company’s board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by December 16, 2022.
What happens to the Company’s warrants if the Extensions are approved?
If the Extensions are approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?
With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to complete the Business Combination.
With regard to the SEC’s Investment Company Act of 1940 proposals, while the funds in the Trust Account have, since the Company’s IPO, been held for the primary purpose of capital preservation only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act (which we believe is sufficient to demonstrate we are not an investment company in light of our business purpose, other operations and public disclosure), despite the potential negative impact to capital preservation (cash held in the Trust Account will exceed FDIC and SPIC insured limits), to mitigate any risk of being viewed as operating an unregistered investment company, on           , 2022, the Company instructed Continental, the trustee managing the Trust Account, to hold all funds in the Trust Account in cash until the earlier of consummation of the Business Combination and liquidation of the Company.
How do I vote?
Stockholder of Record:   If you are a holder of record of Company common stock, there are two ways to vote:
•
Online by virtually attending the special meeting:   You may vote online by virtually attending the special meeting.

•
By mail:   You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still virtually attend the special meeting and vote online even if you have already voted by proxy, with such vote superseding your proxy vote.

Beneficial Owner:   If you are a beneficial owner of shares held in “street name,” there are two ways to vote:
•
Online by virtually attending the special meeting:   If are the beneficial owner of shares held in “street name” and you wish to attend the special meeting and vote in person online, you must obtain a legal proxy from your broker, bank or other nominee that holds your shares and e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the special meeting. Beneficial owners who wish to attend the special meeting should contact Continental no later than                 , 2022 to obtain this information.

•
By mail:   If your shares of Company common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

Whether or not you plan to virtually attend the special meeting, we urge you to vote by proxy to ensure your vote is counted.

How do I redeem my shares of common stock?
Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)
(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m., Eastern Time, on           , 2022 (two business days prior to the vote at the special meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Amendment Proposal.
The Sponsor has agreed that, if the Amendment Proposal is approved, the Sponsor will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) $            for each share of Class A Common Stock that is not redeemed in connection with the stockholder vote to approve the Extensions, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the stockholder meeting held in connection with the stockholder vote to approve the Merger Agreement, and (ii) the date that $            has been loaned. Accordingly, if the Amendment Proposal is approved and the Extensions are completed, and the Sponsor makes Contributions totaling the full $           , the conversion amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $            per share, in comparison to the current conversion amount of approximately $10.10 per share.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow a fee of $35,000. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
KINS Technology Group Inc.
Four Palo Alto Square, Suite 200,
3000 El Camino Real, Palo Alto, CA 94306
Attn: Khurram Sheikh, Chairman, Chief Executive Officer and Chief Financial Officer
Telephone: (650) 575-4456
You may also contact the Company’s proxy solicitor at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: KINZ.info@investor.morrowsodali.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on                 , 2022 (two business days prior to the vote at the special meeting). If you have questions regarding the certification of your position or delivery of your stock, please contact:
Mark Zimkind
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
E-mail: mzimkind@continentalstock.com

THE SPECIAL MEETING
Date, Time, Place and Purpose of the Special Meeting
The special meeting will be held on           , 2022 at                 , Pacific Time, virtually via the Internet. The special meeting will be conducted virtually via live webcast. You will not be able to attend the meeting in person. You will be able to attend the special meeting online, vote, view the list of stockholders entitled to vote at the special meeting and submit your questions during the special meeting by visiting https://www.cstproxy.com/kinstechnologygroupinc/sm2022.
At the special meeting, you will be asked to consider and vote on proposals to:
1.
Proposal No. 1 — The Amendment Proposal — amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A to (A) extend the date by which the Company must (1) consummate an initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the shares of Class A Common Stock included as part of the units sold in the IPO from December 16, 2022 to the Extended Date of June 15, 2023 and (B) allow the Company to redeem shares of Class A Common Stock in connection with the amendment to the Charter to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001;

2.
Proposal No. 2 — The Trust Extension Proposal — amend the Trust Agreement pursuant to an amendment to the Trust Agreement in the form set forth in Annex B, to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from December 16, 2022 to the Extended Date of June 15, 2023; and

3.
Proposal No. 3 — The Adjournment Proposal — approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposal and/or the Trust Extension Proposal.

Each of the Amendment Proposal and the Trust Extension Proposal is cross-conditioned on the approval of each other.
Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the special meeting if you owned Common Stock at the close of business on            , 2022, the record date for the special meeting. You will have one vote per proposal for each share of Common Stock you owned at that time.
On the record date, there were 7,838,000 shares of Common Stock issued and outstanding, including 938,000 shares of Class A Common Stock (that were initially sold as part of the IPO) and 6,900,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.
Votes Required
Approval of each of the Amendment Proposal and Trust Extension Proposal requires the affirmative vote of at least 65% of the outstanding shares of Common Stock, entitled to vote thereon at the special meeting, voting together as a single class. Each of the Amendment Proposal and the Trust Extension Proposal is cross-conditioned on the approval of each other.
Approval of the Adjournment Proposal requires the affirmative vote of at least the majority of the votes cast by the stockholders present virtually or represented by proxy and entitled to vote on the matter at the special meeting, voting as a single class.
A stockholder’s failure to vote by proxy or to vote in person online at the special meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” each of the Amendment Proposal and Trust Extension Proposal but no effect on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the effect of a vote “AGAINST” each of the Amendment Proposal and Trust Extension Proposal but no effect on the Adjournment Proposal.
If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Amendment Proposal.
Voting
You can vote your shares at the special meeting by proxy or online by virtually attending the special meeting. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record. If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder.”
Stockholders of Record
You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of Khurram Sheikh and Eric Zimits to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.
Alternatively, you can vote your shares online by virtually attending the special meeting.
Beneficial Owners
If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.
If you wish to attend and vote your shares at the special meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the special meeting. Beneficial owners who wish to attend the special meeting should contact Continental no later than            , 2022 to obtain this information.
If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the special meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on any of the proposals.
Proxies
Our board of directors is asking for your proxy. Giving our board of directors your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.
Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902.
Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting and follow the instructions detailed above on how to vote their shares at the special meeting.
Revocability of Proxies
Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked prior to the special meeting by sending a notice of revocation dated after the date of such proxy or by sending a subsequent proxy relating to the same shares to the Company at Four Palo Alto Square, Suite 200, 3000 El Camino Real, Palo Alto, CA 94306, Attn: Khurram Sheikh, or by virtually attending the special meeting voting online.
Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Attendance at the Special Meeting
Only holders of common stock, their proxy holders and guests we may invite may attend the special meeting. If you wish to virtually attend the special meeting but you hold your shares through a broker, bank or other agent, you must follow the instructions detailed above on how to attend the special meeting.
Solicitation of Proxies
Your proxy is being solicited by our board of directors on the proposals being presented to stockholders at the special meeting. The Company has agreed to pay Morrow a fee of $35,000. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: KINZ.info@investor.morrowsodali.com
The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.
Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
No Right of Appraisal
The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.
Other Business
We are not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment (s) of the special meeting, we expect that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our board of directors.
Principal Executive Offices
Our principal executive offices are located at Four Palo Alto Square, Suite 200, 3000 El Camino Real, Palo Alto, CA 94306. Our telephone number at such address is (650) 575-4456.

PROPOSAL NO. 1 — THE AMENDMENT PROPOSAL
Background
We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on July 20, 2020.
On December 17, 2020, the Company completed its IPO of 27,600,000 units at a price of $10.00 per unit generating gross proceeds to the Company of $276,000,000. Each unit consists of one share of the Class A Common Stock and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share.
Simultaneously with the closing of the IPO, the Company completed the private sale of 10,280,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant to the Sponsor and certain funds and accounts managed by BlackRock, Inc., generating gross proceeds of $10,280,000. A total of $278,760,000, comprised of the proceeds from the IPO and a portion of the proceeds of the sale of the Private Placement Warrants, including $9,660,000 of the underwriters’ deferred discount, were placed in the Trust Account with Continental acting as trustee.
In June 2022, in connection with the stockholder vote to extend the date by which the Company must complete its initial business combination to December 16, 2022, certain stockholders elected to redeem an aggregate of 26,661,910 public shares, and in connection therewith, approximately $269,285,291 was paid out of the Trust Account. Our charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by December 16, 2022.
The Amendment
The Company is proposing to amend its Charter to (A) extend the date by which the Company must consummate a business combination to the Extended Date and (B) allow the Company to redeem shares of Class A Common Stock in connection with the Charter to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001.
The purpose of the Amendment Proposal is to allow the Company to return capital to our stockholders prior to December 16, 2022, by ceasing all operations on such date except for the purpose of winding up and redeeming all of our outstanding public shares promptly thereafter, which the Board believes is in the best interests of the Company and our stockholders. Approval of the Amendment Proposal is a condition to the implementation of the Extensions.
On September 25, 2022, we entered into the Merger Agreement with Merger Sub, Inpixon and CXApp, pursuant to which, among other things, (i) Merger Sub will merge with and into CXApp, the separate corporate existence of Merger Sub will cease and CXApp will be the surviving corporation and a wholly owned subsidiary of the Company and (ii) the Company will change its name to CXApp Inc. On September 25, 2022, the Company also entered into ancillary agreements in connection with the execution of the Merger Agreement, including (i) the Separation and Distribution Agreement, by and among the Company, Inpixon, CXApp and Design Reactor, which, among other things, sets forth the principal actions to be taken in connection with Inpixon’s internal reorganization in order to effect the separation and transfer of its (direct or indirect) ownership of Inpixon’s Enterprise Apps Business to CXApp and (ii) the Sponsor Support Agreement, by and among the Company, Inpixon, CXApp and the Sponsor, pursuant to which, among other things, the Sponsor agreed to vote any Company securities held by it to approve the Merger Agreement. For more information about the business Merger Agreement and the related transaction documents, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on September 25, 2022 and the proxy statement/prospectus included in the Form S-4 filed with the SEC on October 19, 2022, as it may be amended or supplemented from time to time. The Board currently believes that there will not be sufficient time before December 16, 2022 to complete an initial business combination and that it would be in the best interests of the Company and its stockholders to seek the Charter Extension.

If the Amendment Proposal is not approved and the Company has not consummated an initial business combination by December 16, 2022, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
A copy of the proposed amendment to the Company’s charter is attached to this proxy statement as Annex A.
Reasons for the Proposal
The Company’s charter provides that the Company has until December 16, 2022 to complete a business combination. The sole purpose of the Charter Extension is to provide the Company with sufficient time to complete a business combination, which the Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we have entered into the Merger Agreement by and among the Company, Merger Sub, Inpixon, and CXApp, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, since the Company will not be able to complete an initial business combination by December 16, 2022, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond December 16, 2022 to the Extended Date. The Company and its officers and directors agreed that they would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.
The Charter currently provides that if the Company does not complete an initial business combination by December 16, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Company’s board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
We believe that the provision of the Charter described in the preceding paragraph was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that it offers an attractive investment for our stockholders, the Extensions are warranted.
The Company is not asking you to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination when it is submitted to stockholders in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.
If the Amendment Proposal Is Not Approved
If the Amendment Proposal is not approved and we do not consummate an initial business combination by December 16, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Company’s board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
The Sponsor and the Company’s officers and directors waived their rights to participate in any liquidation distribution with respect to any Founder Shares or shares underlying the Private Placement Warrants. In addition, there will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by December 16, 2022. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.
If the Amendment Proposal Is Approved
If the Amendment is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to (A) extend the time it has to complete an initial business combination until the Extended Date and (B) allow the Company to redeem shares of Class A Common Stock in connection with the Charter to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001. The Company will remain a reporting company under the Exchange Act, and its units, Class A Common Stock and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.
You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.
If the proposals for the Extensions are approved, and the Extensions are implemented, the removal of the Withdrawal Amount from the Trust Account in connection with stockholder redemptions will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extensions are approved, and the amount remaining in the Trust Account may be significantly less than the approximately $9,528,176 that was in the Trust Account as of June 30, 2022.
If the Extensions are approved, an affiliate of the Sponsor will continue to receive payments from the Company of $20,000 per month for the provision of office space, utilities and secretarial and administrative support as may be reasonably required by the Company until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the terms of the Administrative Support Agreement.
Redemption Rights
In connection with the approval of the Amendment each public stockholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.
TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON                 , 2022. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extensions and redemptions.
Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)   (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and
(ii)   prior to 5:00 p.m., Eastern Time, on           , 2022 (two business days prior to the vote at the special meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.
Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Amendment Proposal and/or the Trust Extension Proposal.
Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extensions will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extensions are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extensions will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extensions. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding shares of Class A Common Stock. Based upon the amount held in the Trust Account as of June 30, 2022, which was $9,528,176, and estimated interest income and taxes post-June 30, 2022, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.10 at the time of the special meeting. The closing price of a share of Class A Common Stock on November 7, 2022 was $10.09. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
The Sponsor has agreed that, if the Amendment Proposal is approved, the Sponsor will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) $            for each share of Class A Common Stock that is not redeemed in connection with the stockholder vote to approve the Extensions, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the stockholder meeting held in connection with the stockholder vote to approve the Merger Agreement, and (ii) the date that $            has been loaned. Accordingly, if the Amendment Proposal is approved and the Extensions are completed, and the Sponsor makes Contributions totaling the full $           , the conversion amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $            per share, in comparison to the current conversion amount of approximately $10.10 per share.
If you exercise your redemption rights, you will be exchanging your shares of Common Stock for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extensions.
United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights
The following is a discussion of U.S. federal income tax considerations for holders of our shares of Class A Common Stock that elect to have their Class A Common Stock redeemed for cash if the Charter Extension is completed. This discussion applies only to Class A Common Stock that is held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules that apply to certain types of investors, such as:
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banks and financial institutions;

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insurance companies;

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brokers and dealers in securities, currencies or commodities;

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dealers or traders in securities subject to a mark-to-market method of accounting with respect to shares of Class A Common Stock;

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regulated investment companies and real estate investment trusts;

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governmental organizations and qualified foreign pension funds;

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persons holding Class A Common Stock as part of a “straddle,” hedge, integrated transaction or similar transaction;

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U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

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partnerships or other pass-through entities for U.S. federal income tax purposes (and investors in such entities);

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certain former citizens or long-term residents of the United States;

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controlled foreign corporations and passive foreign investment companies; and

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tax-exempt entities.

If a partnership for U.S. federal income tax purposes holds shares of Class A Common Stock, the U.S. federal income tax treatment of the partners in the partnership will generally depend on the status of the partners and the activities of the partnership. Partners in partnerships holding shares of Class A Common Stock should consult their tax advisors.
This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, changes to any of which subsequent to the date of this proxy statement may affect the tax consequences described herein. No assurance can be given that the U.S. Internal Revenue Service (the “IRS”) would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes).
You are urged to consult your tax advisor with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or foreign jurisdiction.
Redemption of Class A Common Stock
In the event that a holder’s shares of Class A Common Stock are redeemed pursuant to the redemption provisions described in this proxy statement, the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or other exchange of shares of Class A Common Stock under Section 302 of the Code. If the redemption qualifies as a sale of shares of Class A Common Stock, a U.S. holder (as defined below) will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock,” and a Non-U.S. holder (as defined below) will be treated as described below under the section entitled “— Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” If the redemption does not qualify as a sale of shares of Class A Common Stock, a holder will be treated as receiving a corporate distribution with the tax consequences to a U.S. holder described below under the section entitled “— U.S. Holders — Taxation of Distributions,” and the tax consequences to a Non-U.S. holder described below under the section entitled “— Non-U.S. Holders — Taxation of Distributions.”
Whether a redemption of shares of Class A Common Stock qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the redeemed holder before and after the redemption (including any stock constructively owned by the holder as a result of owning warrants or otherwise) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A Common Stock will generally be treated as a sale of Class A Common Stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.
In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares of our stock actually owned by the holder, but also shares of our stock that are constructively owned by it under certain attribution rules set forth in the Code. A holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include Class A Common Stock which could be acquired pursuant to the exercise of the warrants.
In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the holder immediately following the redemption of shares of Class A Common Stock must, among other requirements, be less than eighty percent (80%) of the percentage of our outstanding voting stock actually and constructively owned by the holder immediately before the redemption (taking into account both redemptions by other holders of Class A Common Stock). There will be a complete termination of a holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the holder are redeemed or (ii) all of the shares of our stock actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other stock. The redemption of Class A Common Stock will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances.
The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then the redemption of shares of Class A Common Stock will be treated as a corporate distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “— U.S. Holders — Taxation of Distributions,” and the tax effects to such Non-U.S. holder will be as described below under the section entitled “— Non-U.S. Holders — Taxation of Distributions.” After the application of those rules, any remaining tax basis of the holder in the redeemed Class A Common Stock will be added to the holder’s adjusted tax basis in its remaining stock, or, if it has none, to the holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
A holder should consult its tax advisors as to the tax consequences of a redemption.
U.S. Holders
This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our shares of Class A Common Stock who or that is, for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or

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a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Distributions.   If our redemption of a U.S. holder’s shares of Class A Common Stock is treated as a distribution, as discussed above under the section entitled “— Redemption of Class A Common Stock,” such distributions will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.”

Dividends received by a U.S. holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.   If our redemption of a U.S. holder’s shares of Class A Common Stock is treated as a sale or other taxable disposition, as discussed above under the section entitled “— Redemption of Class A Common Stock,” a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of Class A Common Stock redeemed. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Class A Common Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of Class A Common Stock (shares of Class A Common Stock purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.
Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its Class A Common Stock so disposed of. A U.S. holder’s adjusted tax basis in its Class A Common Stock will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of Class A Common Stock treated as a return of capital.
Non-U.S. Holders
This section applies to you if you are a “Non-U.S. holder.” A Non-U.S. holder is a beneficial owner of our Class A Common Stock who or that is, for U.S. federal income tax purposes:
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a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

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a foreign corporation; or

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an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a redemption.
Taxation of Distributions.   If our redemption of a Non-U.S. holder’s shares of Class A Common Stock is treated as a distribution, as discussed above under the section entitled “— Redemption of Class A Common Stock,” to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. holder’s adjusted tax basis in its shares of our Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Common Stock, which will be treated as described below under the section entitled “— Non-U.S. holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.”
The withholding tax described above does not apply to a dividend paid to a Non-U.S. holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).
Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.   If our redemption of a Non-U.S. holder’s shares of Class A Common Stock is treated as a sale or other taxable disposition as discussed above under the section entitled “— Redemption of Class A Common Stock,” subject to the discussions of FATCA and backup withholding, below a Non-U.S. holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our Class A Common Stock, unless:
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the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or

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we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our Class A Common Stock, and, in the case where shares of our Class A Common Stock are regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than 5% of our Class A Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. holder’s holding period for the shares of our Class A Common Stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. In the event the Non-U.S. holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).
If the second bullet point above applies to a Non-U.S. holder, gain recognized by such holder on the sale, exchange or other taxable disposition of shares of our Class A Common Stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our Class A Common Stock is regularly traded on an established securities market, a buyer of our Class A Common Stock (we would be treated as a buyer with respect to a redemption of Class A Common Stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. There can be no assurance that our Class A Common Stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the Charter Extension is completed.
FATCA Withholding Taxes.   Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a redemption of stock) on our Class A Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a redemption of Class A Common Stock.

Information Reporting and Backup Withholding
Generally, information returns will be filed with the IRS in connection with payments resulting from our redemption of shares of Class A Common Stock.
Backup withholding of tax may apply to cash payments to which a Non-U.S. holder is entitled in connection with our redemption of shares of Class A Common Stock, unless the Non-U.S. holder submits an IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to such Non-U.S. holder’s status as non-U.S. person.
The amount of any backup withholding from a payment to a Non-U.S. holder will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.
Required Vote
Approval of the Amendment Proposal requires the affirmative vote of at least 65% of the outstanding shares of Common Stock entitled to vote thereon at the special meeting, voting as a single class. Each of the Amendment Proposal and the Trust Extension Proposal is cross-conditioned on the approval of each other. If the Extensions are not approved and we do not consummate an initial business combination by December 16, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Company’s board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
The Sponsor and all of the Company’s directors and officers are expected to vote any share of Common Stock owned by them in favor of the Extensions. On the record date, the Sponsor and all of the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of 6,900,000 Founder Shares. See the section entitled “Beneficial Ownership of Securities” for additional information regarding the holders of Founder Shares and their respective ownership thereof.
In addition, the Sponsor and the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extensions and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extensions and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extensions. None of the Sponsor or the Company’s director, officers, advisors or their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Interests of the Sponsor and the Company’s Directors and Officers
When you consider the recommendation of our board of directors, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

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If the Extensions are not approved and we do not consummate an initial business combination by December 16, 2022, the 6,900,000 aggregate Founder Shares held by the Sponsor and certain of our directors will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the 10,280,000 Private Placement Warrants held by the Sponsor;

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In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of any third party for services rendered or products sold to the company or target businesses with which the Company has entered into certain agreements;

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All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extensions are not approved and no initial business combination is completed by December 16, 2022 so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

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None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the special meeting and may continue to serve following any potential initial business combination and receive compensation thereafter; and

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The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extensions are not approved and we do not consummate an initial business combination by December 16, 2022, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

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The Sponsor has agreed that, if the Amendment Proposal is approved, the Sponsor will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) $            for each share of Class A Common Stock that is not redeemed in connection with the stockholder vote to approve the Extensions, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the stockholder meeting held in connection with the stockholder vote to approve the Merger Agreement, and (ii) the date that $            has been loaned. Each Contribution will be deposited in the Trust Account within three business days of the beginning of the extended period which such Contribution is for. Accordingly, if the Amendment Proposal is approved and the Extensions are completed, and the Sponsor makes Contributions totaling the full $           , the conversion amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $            per share, in comparison to the current conversion amount of approximately $10.10 per share. The Sponsor will not make any Contribution unless the Amendment Proposal is approved and the Extensions are completed. Up to $            of the loans may be settled in whole warrants to purchase shares of Class A Common Stock. The Contribution(s) will not bear any interest, and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The Company’s board of directors will have the sole discretion whether to continue extending for additional months until $            has been loaned, and if the board determines not to continue extending for additional months, the Sponsor’s obligation to make additional Contributions will terminate. If this occurs, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the Charter.

Recommendation
As discussed above, after careful consideration of all relevant factors, our board of directors has determined that the Amendment Proposal is in the best interests of the Company and its stockholders. Our board of directors has approved and declared advisable adoption of the Amendment Proposal.
Our board of directors recommends that you vote “FOR” the Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 2 — THE TRUST EXTENSION PROPOSAL
Background
On December 17, 2020, the Company completed its IPO of 27,600,000 units at a price of $10.00 per unit generating gross proceeds to the Company of $276,000,000. Each unit consists of one share of the Class A Common Stock and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. Simultaneously with the closing of the IPO, the Company completed the private sale of 10,280,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant to the Sponsor and certain funds and accounts managed by BlackRock, Inc., generating gross proceeds of $10,280,000. A total of $278,760,000, comprised of the proceeds from the IPO and a portion of the proceeds of the sale of the Private Placement Warrants, including $9,660,000 of the underwriters’ deferred discount, were placed in the Trust Account with Continental acting as trustee.
Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement between the Company and Continental in such role as trustee. The Trust Agreement currently provides that if the Company does not use the proceeds of the Trust Account to complete an initial business combination by December 16, 2022, the Trust Account is to be liquidated and its proceeds are to be distributed to the Company’s public stockholders of record as of such date, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses). The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of at least 65% of the then outstanding shares of Common Stock, voting together as a single class.
While we have executed the Merger Agreement by and among the Company, Merger Sub, Inpixon and CXApp, our Board currently believes that there will not be sufficient time to complete a business combination by December 16, 2022. The sole purpose of the Charter Extension is to provide the Company with sufficient time to complete a business combination, which the Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we have entered into the Merger Agreement, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, our Board is proposing the Amendment Proposal to extend the Company’s corporate existence until the Extended Date.
The Trust Extension
We are proposing to amend the Trust Agreement pursuant to an amendment to the Trust Agreement in the form set forth in Annex B hereof to extend the date on which Continental must liquidate the Trust Account established in connection with the IPO if the Company has not completed its initial business combination from December 16, 2022 to the Extended Date of June 15, 2023.
Reasons for the Proposal
The Company’s IPO prospectus and charter provide that the Company has until December 16, 2022 to complete a business combination. The sole purpose of the Charter Extension is to provide the Company with sufficient time to complete a business combination, which the Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we have entered into the Merger Agreement by and among the Company, Merger Sub, Inpixon and CXApp, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, since the Company will not be able to complete an initial business combination by December 16, 2022, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond December 16, 2022 to the Extended Date. The Company and its officers and directors agreed that they would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

The Trust Agreement currently provides that if the Company does not use the proceeds of the Trust Account to complete an initial business combination by December 16, 2022, the Trust Account is to be liquidated and its proceeds are to be distributed to the Company’s public stockholders of record as of such date, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses).
We believe that the provision of the Charter described in the preceding paragraph was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that it offers an attractive investment for our stockholders, the Extensions are warranted.
Required Vote
Approval of the Trust Extension proposal requires the affirmative vote of at least 65% of the outstanding shares of Common Stock entitled to vote thereon at the special meeting, voting as a single class. Each of the Amendment Proposal and the Trust Extension Proposal is cross-conditioned on the approval of each other. For the additional information regarding the required vote of the Extensions, see “Proposal No. 1 — The Amendment Proposal — Required Vote.”
Interests of the Sponsor and the Company’s Directors and Officers
For information regarding the interests of the Sponsor and the Company’s directors and officers in connection with the Extensions, including the Trust Extension, see “Proposal No. 1 — The Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”
Recommendation
As discussed above, after careful consideration of all relevant factors, our board of directors has determined that the Trust Extension Proposal is in the best interests of the Company and its stockholders. Our board of directors has approved and declared advisable adoption of the Trust Extension Proposal.
Our board of directors recommends that you vote “FOR” the Trust Extension Proposal.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposal and/or the Trust Extension Proposal.
Required Vote
Approval of the Adjournment Proposal requires the affirmative vote of at least the majority of the votes cast by the stockholders present virtually or represented by proxy and entitled to vote on the matter at the special meeting, voting as a single class.
Recommendation
As discussed above, after careful consideration of all relevant factors, our board of directors has determined that the Amendment Proposal and Trust Extension Proposal are in the best interests of the Company and its stockholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposal and/or the Trust Extension Proposal, our board of directors will approve and declare advisable the Adjournment Proposal.
Our board of directors recommends that you vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of KINS Common Stock as of October 14, 2022 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.
In the table below, percentage ownership is based on 7,838,000 shares of Common Stock, including 938,000 shares of Class A Common Stock and 6,900,000 shares of Class B Common Stock outstanding as of October 14, 2022. Voting power represents the combined voting power of Common Stock owned beneficially by such person. On all matters to be voted upon, the holders of the common stock vote together as a single class. The table below does not include the shares of common stock underlying our outstanding warrants because such securities are not exercisable within 60 days.
	Shares of Class A Common Stock		Shares of Class B Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock(2)
KINS Capital LLC(3)	—	—	6,150,000	89.1%
BlackRock Inc.(4)	—	—	750,000(5)	10.9%
Khurram Sheikh(3)	—	—	6,150,000	89.1%
Eric Zimits	—	—	—	—
Hassan Ahmed	—	—	—	—
Di-Ann Eisnor	—	—	—	—
Camillo Martino	—	—	—	—
Atif Rafiq	—	—	—	—
Allen Salmasi	—	—	—	—
ICS Opportunities, Ltd(5)	175,000	18.66%	—	—
Cubist Systematic Strategies, LLC(6)	92,966	9.91%	—	—
All executive officers and directors as a group (7 individuals)	—	—	6,150,000	89.1%

*
Less than 1%.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o KINS Technology Group Inc., Four Palo Alto Square, 3000 El Camino Real, Palo Alto, CA 94306.

(2)
Shares of Class B common stock are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment, as described in the section of entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. 333-249177).

(3)
KINS Capital LLC, our Sponsor, is the record holder of the Class B common stock reported herein. The managing member of the Sponsor is a limited liability company whose managing member is Mr. Sheikh. As such, Mr. Sheikh may be deemed to have beneficial ownership of the common stock held directly by our Sponsor. Each of our independent directors is, directly or indirectly, a non-managing member of our Sponsor.

(4)
The registered holders of the referenced shares are funds and accounts under management by BlackRock, Inc. BlackRock, Inc. is the ultimate parent holding company of such funds and accounts. On behalf of such funds and accounts, the applicable portfolio managers, as managing directors of such entities, have voting and investment power over the shares held by the funds and accounts which are the registered holders of the referenced shares. Such portfolio managers expressly disclaim beneficial ownership of all shares held by such funds and accounts. The address of such funds and accounts and such portfolio managers is 55 East 52nd Street, New York, NY 10055.

(5)
According to a Form 3 filed with the SEC on August 19, 2022, Millennium Management LLC and/or other investment managers that may be controlled by Millennium Group Management LLC (the managing member of Millennium Management LLC) and Mr. Englander (the sole voting trustee of the managing member of Millennium Group Management LLC) has sole voting and dispositive power with regard to 175,000 shares of Class A common stock of the Company. The business address is 399 Park Avenue, New York, NY 10022.

(6)
According to a Form 4 filed with the SEC on August 15, 2022, Cubist Systematic Strategies, LLC and Mr. Steven A. Cohen has sole voting and dispositive power with regard to 92,966 shares of Class A common stock of the Company. The business address is 55 Hudson Yards, New York, NY 10001.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS
For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Four Palo Alto Square, Suite 200, 3000 El Camino Real, Palo Alto, CA 94306, to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “SEC Filings” at http://www.kins-tech.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:
KINS Technology Group Inc.
Four Palo Alto Square, Suite 200,
3000 El Camino Real, Palo Alto, CA 94306
Attn: Khurram Sheikh, Chairman, Chief Executive Officer and Chief Financial Officer
Telephone: (650) 575-4456
You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals, please call toll-free: (800) 662-5200
Banks and brokerages, please call: (203) 658-9400
Email: KINZ.info@investor.morrowsodali.com
If you are a stockholder of the Company and would like to request documents, please do so by           , 2022 (one week prior to the special meeting), in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
FORM OF AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION OF
KINS TECHNOLOGY GROUP INC.
                 , 2022
The undersigned, being a duly authorized officer of KINS Technology Group Inc., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
1.   The name of the Corporation is “KINS Technology Group Inc.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 20, 2020 (the “Original Certificate”). An amended and restated certificate of incorporation was filed with the Secretary of State of the State of Delaware on December 14, 2020 (the “Amended and Restated Certificate”). A second amended and restated certificate of incorporation was filed with the Secretary of State of the State of Delaware on June 10, 2022 (the “Second Amended and Restated Certificate”)
2.   This Amendment to the Second Amended and Restated Certificate (this “Amendment”) amends the Second Amended and Restated Certificate.
3.   This Amendment was duly adopted by the affirmative vote of the holders of at least 65% of the common stock of the Corporation entitled to vote at a meeting of stockholders in accordance with the Amended and Restated Certificate and Section 242 of the General Corporation Law of the State of Delaware.
4.   This Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.
5.   The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:
(b)   Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on September 30, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earlier of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by June 15, 2023 and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are KINS Capital LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
7.   The text of Section 9.2(d) of Article IX of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:
(d)   In the event that the Corporation has not consummated an initial Business Combination by June 15, 2023, the Corporation shall (i) cease all operations except for the purpose of winding

A-1

up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
8.   The text of Section 9.7 of Article IX of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:
Section 9.7   Additional Redemption Rights.   If, in accordance with Section 9.1(a), any amendment is made (i) to Section 9.2(d) that would modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by June 15, 2023 or (ii) with respect to any other provisions of this Article IX relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is not subject to the Redemption Limitation.
IN WITNESS WHEREOF, KINS Technology Group Inc. has caused this Amendment to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.
KINS TECHNOLOGY GROUP INC.
By:

Name:
Title:

A-2

ANNEX B
FORM OF AMENDMENT NO. 2 TO
INVESTMENT MANAGEMENT TRUST AGREEMENT
           , 2022
THIS AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of            , 2022, by and between KINS Technology Group Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated December 14, 2020, by and between the parties hereto, as amended by that Amendment No. 1 to the Investment Management Trust Agreement, dated June 10, 2022 (the “Trust Agreement”).
WHEREAS, on December 14, 2020, an aggregate of $278,760,000 was placed in the Trust Account from the Offering and sale of Private Placement Warrants;
WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) to the Public Stockholders of record upon the date which is on December 16, 2022;
WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be modified, amended or deleted with the affirmative vote of at least sixty five percent (65%) of the then outstanding shares of Common Stock and Class B common stock, par value $0.0001 per share, of the Company voting together as a single class and by a writing signed by each of the parties hereto;
WHEREAS, pursuant to a special meeting of the Public Stockholders of the Company, at least sixty five percent (65%) of the then outstanding shares of Common Stock and Class B common stock, par value $0.0001 per share, of the Company voting together as a single class voted affirmatively to approve this Amendment; and
WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1.   Amendment to Trust Agreement.   Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:
(i)   Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Executive Chairman, Chief Executive Officer, President, Chief Financial Officer, Secretary or Chairman (or, if applicable, any Co-Chairman) of the board of directors (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) June 15, 2023, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less

B-1

up to $100,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by June 15, 2023, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;
2.   Miscellaneous Provisions.
2.1.   Successors.   All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.
2.2.   Severability.   This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.
2.3.   Applicable Law.   This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.
2.4.   Counterparts.   This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.
2.5.   Effect of Headings.   The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.
2.6.   Entire Agreement.   The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
Continental Stock Transfer & Trust Company, as Trustee
By:

Name:
Title:
KINS Technology Group Inc.
By:

Name:
Title:

B-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet – QUICK AND EASYIMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailYour Internet vote authorizes the named proxies to vote your shares in the same manner as if youKINS TECHNOLOGY GROUP INC.marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on, 2022.INTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Vote at the Meeting –If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend; https://www.cstproxy.com/kinstechnologygroupinc/sm2022MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDEDPROXYPlease mark your votes like thisTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.FORAGAINSTABSTAINFORAGAINST ABSTAINProposal No. 1 — The Amendment Proposal — amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to (A) extend the date by which the Company must (1) consummate an initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the shares of Class A Common Stock included as part of the units sold in the IPO from December 16, 2022 to the Extended Date of June 15, 2023, and (B) allow the Company to redeem shares of Class A Common Stock in connection with the amendment to the Charter to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001.CONTROL NUMBERSignatureSignature, if held jointlyDate, 2022Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.XPLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.Proposal No. 2 — The Trust Extension Proposal — amend the Trust Agreement pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to extend the date on which Continental Stock Transfer & Trust Company must liquidate the Trust Account if the Company has not completed its initial business combination, from December 16, 2022 to the Extended Date of June 15, 2023.FORAGAINST ABSTAINProposal No. 3 — The Adjournment Proposal — approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the AmendmentProposal and/orthe TrustExtensionProposal.

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETIONImportant Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of StockholdersTo view the 2022 Proxy Statement, 2021 Annual Report and to Attend the Special Meeting, please go to:https://www.cstproxy.com/kinstechnologygroupinc/sm2022 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDEDPROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSKINS TECHNOLOGY GROUP INC.The undersigned appoints Khurram Sheikh and Eric Zimits, and eachof them,as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of KINS Technology Group Inc. (the “Company”) held of record by the undersigned at the close of business on November , 2022 at the special meeting of stockholders of the Company (the “Special meeting”) to be held on , 2022, or at any adjournment thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.(Continued and to be marked, dated and signed, on the other side)